UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2011

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                  Entry into a Material Definitive Agreement.

The disclosure set forth under Item 2.03 below is incorporated by reference in response to this Item 1.01.

Item 2.03.                  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 15, 2011, AGL Capital Corporation (the “Company”), a wholly-owned subsidiary of AGL Resources Inc., commenced concurrent offerings of its 5.875% Senior Notes due 2041 in the aggregate principal amount of $200,000,000 (the “30-Year Notes”) and its 3.500% Senior Notes due 2021 in the aggregate principal amount of $300,000,000 (the “10-Year Notes”; collectively with the 30-Year Notes, the “Notes”) and the related guarantees thereof (each, a “Guarantee”) by AGL Resources Inc., as guarantor (the “Guarantor”).  The 30-Year Notes are additional securities of a series originally issued by the Company on March 21, 2011 in the aggregate principal amount of $500,000,000.  After the completion of this offering, $700,000,000 aggregate principal amount of the 30-Year Notes will be outstanding.

The Notes were offered and sold in underwritten public offerings pursuant to the Company’s and the Guarantor’s Registration Statement on Form S-3 (Registration Nos. 333-168901 and 333-168901-02) under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission on August 17, 2010 (the “Registration Statement”).  The Company intends to use the net proceeds from the offerings to pay a portion of the cash consideration and expenses in connection with its proposed merger with Nicor Inc., if it is consummated, or for general corporate purposes if it is not consummated.

The Underwriting Agreements for the 30-Year Notes and the 10-Year Notes, each dated September 15, 2011, by and among the Company, as issuer, the Guarantor, as guarantor, and Goldman, Sachs & Co., for itself and on behalf of the several underwriters listed on Schedule A to each agreement, relating to the underwritten public offerings of the Notes, are filed as Exhibits 1.1 and 1.2 to this Form 8-K, respectively, and are incorporated by reference into the Registration Statement.

The form of Note and related form of Guarantee for the 10-Year Notes are filed as Exhibits 4.1 and 4.2 to this Form 8-K, respectively, and are incorporated by reference into the Registration Statement.  The form of Note and related form of Guarantee for the 30-Year Notes have been previously filed by the Guarantor as Exhibits 4.1 and 4.2 to its Current Report on Form 8-K filed on March 21, 2011.

Legal opinions of Kilpatrick Townsend & Stockton LLP and Woodburn and Wedge with respect to the validity of the 30-Year Notes and the related Guarantee are filed as Exhibits 5.1 and 5.2 to this Form 8-K, respectively, and are incorporated by reference into the Registration Statement.

Legal opinions of Kilpatrick Townsend & Stockton LLP and Woodburn and Wedge with respect to the validity of the 10-Year Notes and the related Guarantee are filed as Exhibits 5.3 and 5.4 to this Form 8-K, respectively, and are incorporated by reference into the Registration Statement.

Item 7.01.                  Regulation FD Disclosure.

Furnished herewith as Exhibit 99.1 is a press release by the Guarantor dated September 16, 2011 announcing the offerings of the Notes.

Item 9.01.                  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated September 15, 2011, by and among AGL Capital Corporation, as issuer, AGL Resources Inc., as guarantor, and Goldman, Sachs & Co., for itself and on behalf of the several underwriters listed on Schedule A thereto, related to the 5.875% Senior Notes due 2041.

1.2
Underwriting Agreement, dated September 15, 2011, by and among AGL Capital Corporation, as issuer, AGL Resources Inc., as guarantor, and Goldman, Sachs & Co., for itself and on behalf of the several underwriters listed on Schedule A thereto, related to the 3.500% Senior Notes due 2021.

4.1	Form of AGL Capital Corporation 3.500% Senior Notes due 2021.
4.2	Form of AGL Resources Inc. Guarantee related to the 3.500% Senior Notes due 2021.
5.1	Opinion of Kilpatrick Townsend & Stockton LLP related to the 5.875% Senior Notes due 2041.
5.2	Opinion of Woodburn and Wedge, special Nevada counsel, related to the 5.875% Senior Notes due 2041.
5.3	Opinion of Kilpatrick Townsend & Stockton LLP related to the 3.500% Senior Notes due 2021.
5.4	Opinion of Woodburn and Wedge, special Nevada counsel, related to the 3.500% Senior Notes due 2021.
24.1	Consent of Kilpatrick Townsend & Stockton LLP related to the 5.875% Senior Notes due 2041 (included in Exhibit 5.1).
24.2	Consent of Woodburn and Wedge related to the 5.875% Senior Notes due 2041 (included in Exhibit 5.2).
24.3	Consent of Kilpatrick Townsend & Stockton LLP related to the 3.500% Senior Notes due 2021 (included in Exhibit 5.3).
24.4	Consent of Woodburn and Wedge related to the 3.500% Senior Notes due 2021 (included in Exhibit 5.4).
99.1	Press Release of the Guarantor dated September 16, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: September 20, 2011	/s/Paul R. Shlanta
Paul R. Shlanta Executive Vice President, General Counsel and Chief Ethics and Compliance Officer

Exhibit Index

Exhibit No.	Description
1.1
Underwriting Agreement, dated September 15, 2011, by and among AGL Capital Corporation, as issuer, AGL Resources Inc., as guarantor, and Goldman, Sachs & Co., for itself and on behalf of the several underwriters listed on Schedule A thereto, related to the 5.875% Senior Notes due 2041.

1.2
Underwriting Agreement, dated September 15, 2011, by and among AGL Capital Corporation, as issuer, AGL Resources Inc., as guarantor, and Goldman, Sachs & Co., for itself and on behalf of the several underwriters listed on Schedule A thereto, related to the 3.500% Senior Notes due 2021.

4.1	Form of AGL Capital Corporation 3.500% Senior Notes due 2021.
4.2	Form of AGL Resources Inc. Guarantee related to the 3.500% Senior Notes due 2021.
5.1	Opinion of Kilpatrick Townsend & Stockton LLP related to the 5.875% Senior Notes due 2041.
5.2	Opinion of Woodburn and Wedge, special Nevada counsel, related to the 5.875% Senior Notes due 2041.
5.3	Opinion of Kilpatrick Townsend & Stockton LLP related to the 3.500% Senior Notes due 2021.
5.4	Opinion of Woodburn and Wedge, special Nevada counsel, related to the 3.500% Senior Notes due 2021.
24.1	Consent of Kilpatrick Townsend & Stockton LLP related to the 5.875% Senior Notes due 2041 (included in Exhibit 5.1).
24.2	Consent of Woodburn and Wedge related to the 5.875% Senior Notes due 2041 (included in Exhibit 5.2).
24.3	Consent of Kilpatrick Townsend & Stockton LLP related to the 3.500% Senior Notes due 2021 (included in Exhibit 5.3).
24.4	Consent of Woodburn and Wedge related to the 3.500% Senior Notes due 2021 (included in Exhibit 5.4).
99.1	Press Release of the Guarantor dated September 16, 2011.